                           HORACE MANN MUTUAL FUNDS


SMALL CAP GROWTH FUND
INTERNATIONAL EQUITY FUND
SOCIALLY RESPONSIBLE FUND


     The Horace Mann Mutual Funds (the "Trust") is an open-end, diversified, management investment company registered under the Investment Company Act of 1940, which offers units of beneficial ownership ("shares") in three separate diversified investment portfolios: the Small Cap Growth Fund, the International Equity Fund and the Socially Responsible Fund. These funds collectively are referred to as the "Funds." The Funds issue shares that are continually offered for sale and are available exclusively as funding vehicles for the variable annuity contracts of Horace Mann Insurance Company. Fund shares may be purchased or redeemed at net asset value.


     The investment objective of the Small Cap Growth Fund is long-term capital appreciation. The Small Cap Growth Fund invests primarily in a portfolio of equity securities of small cap companies with earnings growth potential.


     The investment objective of the International Equity Fund is long-term growth of capital primarily through a diversified portfolio of marketable foreign equity securities.


     The investment objectives of the Socially Responsible Fund are long-term growth of capital, current income and growth of income. The Socially Responsible Fund invests primarily in a portfolio of equity securities of United States based companies, which are determined to be socially responsible pursuant to criteria set forth in this Prospectus.


     As a result of the market risk inherent in any investment, there is no assurance that any Fund will meet its investment objectives.


     This Prospectus sets forth concisely the information a prospective investor should know before investing. Additional information about the Funds has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated March 10, 1997, which is incorporated herein by reference and may be amended from time to time. The Statement of Additional Information is available upon request, without charge, by writing to the Horace Mann Funds, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a telefacsimile
(FAX) transmission to (217) 527-2307, or by telephoning (217) 789-2500 or (800) 999-1030 (toll-free). The Table of Contents of the Statement of Additional Information appears on page 15 of this Prospectus.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                               __________________


       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

                               __________________



                   The date of this Prospectus is March 10, 1997.

                               TABLE OF CONTENTS
                               -----------------


                                                                Page
                                                                ----
The Trust, the Funds, and Their
Investment Objectives and Policies..............................   1
   Small Cap Growth Fund........................................   1
   International Equity Fund....................................   1
   Socially Responsible Fund....................................   2

Fundamental Investment Limitations..............................   3

Types of Investments and Associated
Risks...........................................................   3

Management......................................................   7
   Investment Adviser and Manager, Horace Mann Investors, Inc...   7
   The Sub-Advisers.............................................   8
       Small Cap Growth Fund....................................   8
       International Equity Fund................................   8
       Socially Responsible Fund................................   9
       General..................................................   9
   Custodian and Fund Accounting Agent..........................   9
   Transfer Agent and Dividend Paying Agent.....................   9
   Investment Return............................................   9

Purchases and Redemptions.......................................  14

Dividends, Distributions and
Federal Taxes...................................................  14

Voting Rights...................................................  14

Shareholders Inquiries..........................................  15

Additional Information..........................................  15

THE TRUST, THE FUNDS, AND THEIR INVESTMENT OBJECTIVES AND POLICIES


     The Trust was organized as a Delaware business trust under a Declaration of Trust dated November 7, 1996. The Declaration of Trust permits the Trust to offer shares of separate funds. All consideration received by the Trust for shares of any fund and all assets of such fund belong to that fund and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of funds in addition to the Funds described herein.


     Horace Mann Investors, Inc. ("Investors") serves as each Fund's investment adviser and manager. Investors has entered into an agreement with PNC Equity Advisors Company to act as the subadviser for the Small Cap Growth Fund and has entered into an agreement with Scudder, Stevens & Clark, Inc. to act as the subadviser for the International Equity Fund and the Socially Responsible Fund. Additional information about each adviser is under "Management."


     The investment objective and policies of each Fund are described below. Prospective purchasers should recognize that there are risks in the ownership of any security and that there can be no assurance that the objectives of the Funds will be realized.


     Each Fund seeks to attain its objective by pursuing investment policies that call for investments in certain types of securities and by employing various investment strategies. These investment policies and strategies may be changed without shareholder approval. However, each Fund will not, as a matter of policy, change its investment policies without notice to its shareholders.

     Supplemental information on the investment policies as well as a description of the investment restrictions of each Fund are contained in the Statement of Additional Information.

SMALL CAP GROWTH FUND


     The Small Cap Growth Fund seeks long-term capital appreciation. The Fund ordinarily invests substantially all of its assets in small cap equity securities with earnings growth potential. Such securities would be considered by the subadviser to have favorable and above-average earnings growth prospects, that is, securities with growth rate estimates in excess of the average for the Fund's benchmark (Russell 2000 Growth Index) and a capitalization below $1 billion.

     The Small Cap Growth Fund may make interim investments in short-term debt instruments in order to generate a return on otherwise idle cash. If a market decline is expected, the Fund may sell its portfolio securities and invest all or part of the proceeds in investment grade corporate bonds, debentures, preferred stock and U.S. Government securities; or it may retain funds in the form of cash or cash equivalents.

INTERNATIONAL EQUITY FUND


     The International Equity Fund seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Fund invests in companies, wherever organized, which do business primarily outside the United States. The Fund intends to diversify investments among several countries and to have represented in its holdings business activities in not less than three different countries. The Fund does not intend to concentrate investments in any particular industry.


     The International Equity Fund invests primarily in equity securities of established companies that the subadviser believes have favorable characteristics, listed on foreign exchanges. It may also invest in fixed income securities of foreign governments and companies. However, management intends to maintain a portfolio consisting primarily of equity securities. Investing in foreign securities may involve a greater degree of risk than investing in domestic securities due to the possibility of exchange rate fluctuations and exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war and expropriation. The net asset value of the shares of the Fund will increase or decrease with changes in the market price of the Fund's investments and changes in foreign currency exchange rates. (See "Types of Investments and Associated Risks -- Foreign Securities").

     The International Equity Fund has no present intention of altering its general policy of being primarily invested under normal conditions in foreign securities. However, in the event of exceptional conditions abroad, the Fund may temporarily invest all or a portion of its assets in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States.

     The International Equity Fund may, for hedging purposes, purchase forward foreign currency exchange contracts, foreign currency options and futures contracts and foreign currencies in the form of bank deposits. The Fund may also purchase other foreign money market instruments, including, but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements.

SOCIALLY RESPONSIBLE FUND


     The Socially Responsible Fund seeks long-term growth of capital, current income and growth of income. It pursues these objectives through a diversified portfolio composed primarily of marketable equity securities. The Socially Responsible Fund seeks to achieve these objectives by investing in socially responsive companies which the subadviser determines:

     (a)  Do not produce tobacco products;

     (b)  Do not produce alcoholic beverages;

     (c)  Do not own and/or operate casinos or manufacture gaming devices;

     (d)  Do not produce pornographic materials;

     (e) Do not produce nuclear weapons or guidance and/or delivery systems specifically for nuclear weapons;

     (f) By popular standards, maintain non-discriminatory employment practices throughout a company's facilities; and

     (g) By popular standards, maintain environmental policies, practices and procedures which are currently acceptable, or which are exhibiting improvement.


     In addition, except during the initial start-up period or pending the reinvestment of proceeds from the sale or disposition of the Fund's portfolio securities or the distribution of assets upon termination of the Fund, substantially all and at least 85% of the Fund's total assets will, under normal circumstances, be invested in equity securities of companies which are, in the opinion of the subadviser, of at least average financial quality but which are currently undervalued relative to either their peer group, the markets or their fundamental outlook, and whose dividend yields at the time of initial purchase are at least 20% higher than the dividend yield of the S&P 500 Index.

     While the Fund emphasizes investments in U.S. chartered companies, it can commit up to 25% of the Fund's total assets to equity securities issued by non-U.S. chartered companies which meet the criteria applicable to domestic investments.

     The above investment limitations or policies are applied at the time investment securities are purchased.

     In the course of pursuing its investment objectives, the Socially Responsible Fund may engage in so-called "strategic transactions," and in this regard, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, on securities indices and on other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures, purchase and sell derivatives and other similar instruments, and engage in other similar or related investment techniques or strategies. Any or all of these investment techniques or strategies may be used at any time and there is no particular technique or strategy that dictates the use of one technique or strategy rather than another, as use of any "strategic transaction" is a function of numerous variables including market conditions.

     Although certain "strategic transactions" may be used to enhance potential gain, the Socially Responsible Fund will not enter into any "strategic transactions" for non-hedging purposes, if, as a result of entering into any such transactions, more than 5% of the Fund's total assets would then be committed for non-hedging purposes. "Strategic transactions" involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes, and with respect to transactions which do not qualify as hedging transactions within the meaning of applicable regulations of the Commodity Futures Trading Commission, the Fund will not enter into futures contracts or related options, if, as a result of entering into such futures contracts or related options, the aggregate initial margin and premiums for establishing all such positions exceed 5% of the fair market value of the Fund's net assets, not including any in-the-money amount on any such options in computing such 5%. The Fund will comply with applicable regulatory requirements when implementing these "strategic transactions."

FUNDAMENTAL INVESTMENT LIMITATIONS

     A Fund's investment policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be given at least 30 days' notice before any such change. No assurance can be provided that a Fund will achieve its investment objective.

     Each Fund has also adopted certain fundamental investment limitations that, along with its objective, may be changed only with the approval of a "majority of the outstanding shares of a Fund" which are set forth in the Statement of Additional Information.


TYPES OF INVESTMENTS AND ASSOCIATED RISKS


     Investments in any type of security are subject to varying degrees of market risk, financial risk, and in some cases, reinvestment risk. Although the Funds are subject to these risks, their investment policies and restrictions are designed to reduce such risk.


     MARKET RISK is the potential for fluctuations in the price of the security because of market factors. For equity securities, market risk is the possibility of a change in price caused by stock market price changes; for debt securities, market risk is the possibility that the price will fall because of changing interest rates. In general, debt securities' prices vary inversely with changes in interest rates. If interest rates rise, bond prices generally fall; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter-maturity bonds.

     FINANCIAL RISK is based on the financial situation of the issuer. For equity securities, financial risk is the possibility that the price of the security will fall because of poor earnings performance by the issuer. For debt securities, financial risk is the possibility that a bond issuer will fail to make timely payments of interest or principal to a fund. The financial risk of a fund depends on the credit quality of its underlying securities. In general, the lower the credit quality of a fund's securities, the higher a fund's yield, all other factors such as maturity being equal.

     REINVESTMENT RISK is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid (or "called") prior to its expected maturity date. If during periods of falling interest rates a debt security with a high stated interest rate is called away, the unanticipated proceeds would likely be invested at lower interest rates, and the fund's income may decline. Call provisions, which may lead to reinvestment risk, are most common for intermediate and long-term municipal, corporate and mortgage-backed securities. To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

     In addition to the risks generally associated with investing, there are risks particular to certain types of investments. The following provides additional information on various types of instruments in which the Funds may invest and their associated risks. A Fund may not buy all these instruments to the extent permitted unless it believes that doing so will help the Fund achieve its objectives.

     EQUITY SECURITIES -- During normal market conditions each Fund will invest primarily in equity securities. The Funds will invest primarily in equity securities of U.S. issuers, except the International Equity Fund, which will invest primarily in foreign issuers. Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts of companies. Under normal market conditions the Small Cap Growth Fund will invest at least 90% of its total assets in equity securities of smaller-capitalized organizations (less than $1 billion at the time of investment). These organizations will normally have more limited product lines, market and financial resources and will be dependent upon a more limited management group than larger capitalized companies. Under normal market conditions the Socially Responsible Fund will invest at least 85% of the value of its total assets in equity securities.

     U.S. GOVERNMENT OBLIGATIONS -- U.S. Government obligations are direct obligations of the U.S. Government and are supported by the full faith and credit of the U.S. Government. U.S. Government agency securities are issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. Some of these securities are backed by the full faith and credit of the U.S. Government; others are backed by the agency's right to borrow a specified amount from the U.S. Treasury; and still others, while not guaranteed directly or indirectly by the U.S. Government, are backed with collateral in the form of cash, Treasury securities or debt instruments that the lending institution has acquired through its lending activities.

     ADRS, EDRS, AND GDRS -- Each Fund may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations as described below under "Foreign Investments."

     OPTIONS AND FUTURES CONTRACTS -- To the extent consistent with its investment objective, each Fund may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Equity Fund, cross-hedging. These options may relate to particular securities, financial instruments, foreign currencies, stock or bond indices or the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

     To the extent consistent with its investment objective, each Fund may also invest in futures contracts and options on futures contracts to commit funds awaiting investment in stocks or maintain cash liquidity or for other hedging purposes. The value of a Fund's contracts may equal or exceed 100% of the Fund's total assets, although a Fund will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

     Futures contracts obligate a Fund, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. A Fund may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Fund may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

     A Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Fund's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.


     The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract or option;
(b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and (d) a subadviser's inability to predict correctly the direction of securities prices, interest rates, currency exchange rages and other economic factors.

     The Funds intend to comply with the regulations of the Commodity Futures Trading Commission exempting the Funds from registration as a "commodity pool operator."


     LIQUIDITY MANAGEMENT -- Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if its subadviser determines that market conditions warrant, a Fund may also invest without limitation in high quality money market instruments.

     High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of foreign issuers, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

     WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS -- Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Fund's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.

     REPURCHASE AGREEMENTS -- Repurchase agreements are instruments under which a Fund acquires ownership of a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during a Fund's holding period. A Fund entering into a repurchase agreement is exposed to the risk that the other party to the agreement may be unable to keep its commitment to repurchase. In that event, a Fund may incur disposition costs in connection with liquidating the collateral (i.e., the underlying security). Moreover, if bankruptcy proceedings are commenced with respect to the selling party, receipt of the value of the collateral may be delayed or substantially limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. The Funds believe that these risks are not material inasmuch as each Fund will evaluate the credit worthiness of all entities with which it proposes to enter into repurchase agreements, and will seek to assure that each arrangement is adequately collateralized.

     REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS -- The Small Cap Growth Fund is authorized to borrow money. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund's securities. Borrowings may be made by the Small Cap Growth Fund through reverse repurchase agreements under which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price.
The Fund may use the proceeds of reverse repurchase agreements to purchase other securities either maturing or under an agreement to resell on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and that the securities may not be returned to the Fund. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropriate liquid securities having a value at least equal to the repurchase price. The Fund's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. In addition, whenever borrowings exceed 5% of the Fund's total assets, the Fund will not make any investments.

     INVESTMENT COMPANIES -- In connection with the management of its daily cash position, the Small Cap Growth Fund may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. The Small Cap Growth Fund may also invest in securities issued by other investment companies with similar objectives. The International Equity Fund may purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. Securities of other investment companies will be acquired within limits prescribed by the Investment Company Act of 1940. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other company's expenses, including advisory fees. These expenses would be in addition to the expenses each bears directly in connection with its own operations.


     SECURITIES LENDING -- A Fund may seek additional income by lending securities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Fund may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.


     ILLIQUID SECURITIES -- No Fund will knowingly invest more than 15% of the value of its net assets in securities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits. Each Fund may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the adviser or subadvisor that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

     FOREIGN SECURITIES -- Global investing involves economic and political considerations not typically found in U.S. markets. These considerations, which may favorably or unfavorably affect the International Fund's performance, include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on interest and dividends paid to the Fund), war, expropriation, political and social instability, and diplomatic developments. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are more of a concern in developing countries. For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The Adviser and subadviser seek to mitigate the risks associated with these considerations through diversification and active professional management.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The International Equity Fund may enter into forward foreign currency exchange contracts ("forward contracts") to the extent of 15% of the value of its total assets, for hedging purposes. A forward contract is a contract individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The agreed price may be fixed or within a specified range of prices.

     The International Equity Fund may also enter into foreign currency futures contracts and foreign currency options to the extent of 15% of the value of its total assets, for hedging purposes. Foreign currency futures contracts are standardized contracts traded on commodities exchanges which involve an obligation to purchase or sell a predetermined amount of currency at a predetermined date at a specified price. The purpose of entering into these contracts is to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Fund may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in forward contracts, foreign currency futures contracts and foreign currency options.


     PORTFOLIO TURNOVER RATES -- Under normal market conditions, it is expected that the annual portfolio turnover rate for each Fund will not exceed 150%. A Fund's annual portfolio turnover rate will not, however, be a factor preventing a sale or purchase when the adviser or subadviser believes investment considerations warrant such sale or purchase. A Fund's portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover in any year may make it more difficult to comply with the requirements of Subchapter M of the Internal Revenue Code, and may generate additional dealer mark-ups or underwriting commissions as well as other transaction costs, including correspondingly higher annual brokerage commissions.

MANAGEMENT

     The overall responsibility for the supervision of the affairs of the Funds vests in the Board of Trustees. As described below, the Board has contracted with others to provide certain services to the Funds.

INVESTMENT ADVISER AND MANAGER, HORACE MANN INVESTORS, INC.

     The Trust employs Horace Mann Investors, Inc. ("Investors") to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds' investment programs. Additionally, Investors provides for the management of the business affairs of each Fund including, but not limited to, office space, secretarial and clerical services, bookkeeping services, wire and telephone communications services and other services of this nature necessary for the proper management of each Fund's business affairs.

     Investors, located at One Horace Mann Plaza, Springfield, Illinois 62715-0001, is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.
(NASD). Investors and Allegiance Life Insurance Company ("ALIC") are wholly-owned subsidiaries of Horace Mann Educators Corporation ("HMEC"). Horace Mann Life Insurance Company ("HMLIC"), which sponsors HMLIC's separate accounts, is a wholly-owned subsidiary of ALIC.

     Investors is a newly registered investment adviser and has not previously advised a registered investment company; however, its personnel are responsible for overseeing the investment of Horace Mann Life Insurance Company's over $2.8 billion of assets. Further, each Fund is advised by a subadviser that, as noted below, has substantial experience in managing the assets of registered investment companies.

     Each Fund pays Investors advisory fees at the end of each month. These fees are accrued daily and are calculated by applying the following annual percentage rate to the Fund's average daily net assets for the respective month.

Small Cap Growth Fund                                            1.4% of Net
Assets

International Equity Fund                                        1.1% of Net
Assets

Socially Responsible Fund                                        .95% of Net
Assets

These advisory fees are higher than the fees charged by most mutual funds.

     The Investment Advisory Agreement authorizes Investors (subject to the discretion and control of the Funds' Board of Trustees) to select the brokers or dealers that will execute the purchases and sales of portfolio securities and requires Investors to use its best efforts to obtain the best available price and most favorable execution.

     The Funds will bear the expenses related to their legal, custodial, independent accounting and auditing, transfer agent, registrars' and other agents' services; costs related to reports, notices and proxy material; compensation and expenses of independent trustees; stock issuance expenses; brokers' commissions' taxes and fees payable to governmental agencies; and expenses of shareholders' and trustees' meetings.

THE SUBADVISERS


     SMALL CAP GROWTH FUND. PNC Equity Advisors Company ("PEAC"), a registered investment adviser, serves as the investment subadviser of the Small Cap Growth Fund pursuant to a Sub-Advisory Agreement with Investors. PEAC is responsible for managing the Fund, subject to the discretion of the Board of Trustees and the Adviser. PEAC has approximately $2.4 billio under management and manages, among other accounts, four other investment company portfolios and three bank common trust funds.

     For such services, Investors pays PEAC at the annual rate of up to 1.00% of the Fund's average daily net assets for the respective month.

     William J. Wykle manages the Small Cap Growth Fund. He has been an investment manager with PEAC since 1995 and has been an investment manager with PNC Bank, National Association since 1986.

     INTERNATIONAL EQUITY FUND. Scudder, Stevens & Clark, Inc. ("SSC"), a registered investment adviser, serves as the investment subadviser of the International Equity Fund pursuant to a Sub-Advisory Agreement with Investors. SSC is responsible for managing the Fund, subject to the discretion of the Board of Trustees and the Adviser. SSC has over $100 billion under management and manages over 50 mutual fund portfolios, including 10 non-U.S. investment companies.

     For such services, Investors pays SSC at the annual rate of up to .70% of the Fund's average daily net assets for the respective month.

     The International Equity Fund is managed by a team of SSC investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by SSC's large staff of economists, research analysts, traders and other investment specialists who work in SSC's offices across the United States and abroad. SSC believes its team approach benefits Fund investors by bringing together many disciplines and leveraging SSC's extensive resources.

     Lead Portfolio Manager Carol L. Franklin joined Scudder's international portfolio management team in 1986 and is responsible for setting the Fund's investment strategy and overseeing security selection for the Fund's portfolio. Ms. Franklin, who has 19 years of experience in finance and investing, joined Scudder in 1981.

     Joan Gregory, Portfolio Manager, focuses on stock selection, a role she has played since she joined

Scudder in 1992. Ms. Gregory, who joined the team in 1994, has been involved with investment in global and international stocks as an assistant portfolio manager since 1989.


     SOCIALLY RESPONSIBLE FUND.
     -------------------------

     SSC also serves as the investment subadviser of the Socially Responsible Fund. For such services, Investors pays SSC at the annual rate of up to .55% of the Fund's average daily net assets for the respective month.

     The Socially Responsible Fund also is managed by a team of SSC investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by SSC's large staff of economists, research analysts, traders and other investment specialists who work in SSC's offices across the United States and abroad. SSC also believes its team approach benefits Fund investors by bringing together many disciplines and leveraging SSC's extensive resources.

     Lori J. Ensinger and Robert T. Hoffman will manage the portfolio.

     Lori J. Ensinger joined SSC in 1993 as a member of the portfolio team of the Growth & Income Equity Management Group. Lori is a co-manager of the Scudder and AARP Growth & Income funds, manager of the Socially Responsive Equity Trust, and also contributes to the investment decision making for institutional portfolios. She also has primary client service responsibilities for institutional clients. Prior to joining SSC, Lori was a Senior Portfolio Manager at Prudential Securities Investment Management where she managed portfolios for institutions and individuals.

     Robert T. Hoffman joined Scudder in 1990. Since then he has been involved in all aspects of investment decision-making for the Growth and Income Equity Management Group, and currently directs the investment management of all assets managed under the Growth and Income approach.

     GENERAL. Under the terms of each Sub-Advisory Agreement, the subadviser manages its respective Funds, selects investments and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the Board of Trustees and Investors.

CUSTODIAN AND FUND ACCOUNTING AGENT:

          State Street Bank and Trust Company
          225 Franklin Street
          Boston, Massachusetts 02110

TRANSFER AGENT AND DIVIDEND PAYING AGENT:

          Horace Mann Service Corporation
          One Horace Mann Plaza
          Box 4657
          Springfield, Illinois  62715-4657

INVESTMENT RETURN

     The total return from an investment in a Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.


     Comparison of a Fund's total return with alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Purchasers should also understand that Fund shares may not be purchased directly and are available only to fund variable annuity contracts issued by Horace Mann Life Insurance Company, which include contract charges that are not reflected in the Fund's total return calculation. Therefore, the actual investment return to an annuity contract owner, after deduction of annuity contract charges, will be less than the investment return of the Fund. In addition, past performance is not indicative of future results.

Other Information on the Performance of PNC Equity Advisors Company

The table below sets forth performance information relating to the Compass Capital Small Cap Growth Equity Portfolio-Investor A Shares ("Compass Capital Portfolio"), which is also managed by PEAC. The Compass Capital Portfolio is a portfolio of an open-end management investment company registered under the Investment Company Act of 1940, as amended, and which has investment objectives, policies, strategies and risks substantially similar to those of the Horace Mann Small Cap Growth Fund.

The performance data for the Compass Capital Portfolio is included to provide investors with the performance record for an account substantially similar to the Horace Mann Small Cap Growth Fund. In addition, performance information from the Russell 2000 Growth Index ("Russell 2000") has been included for comparison. The actual total operating expenses of the Compass Capital Portfolio were 1.33% for the fiscal year ended September 30, 1996, and vary from year to year. The maximum total operating expenses for the Horace Mann Small Cap Growth Fund are estimated to be 1.425%. However, from time to time, Investors may voluntarily waive fees and reimburse certain expenses. For the first year of operations, the annual total operating expenses are estimated to be 1.007%. Had the maximum total operating expenses for the Horace Mann Small Cap Fund been used to calculate the performance, performance of the Compass Capital Portfolio would have been lower.

The Compass Capital Portfolio performance data does not represent the past, present or future performance of the Horace Mann Small Cap Growth Fund. Past performance is no guarantee of future results; investors should not consider this performance data as an indication of future performance of the Horace Mann Small Cap Growth Fund or of PEAC. Share prices and investment returns will fluctuate reflecting market conditions and cash flows, as well as changes in company-specific fundamentals of portfolio securities. Consequently, investments in either the Compass Capital Portfolio or the Horace Mann Small Cap Growth Fund may be worth more or less than their original cost at the time of redemption. The performance presentation is not audited.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. Performance does not reflect the deduction of a 4.5% front end sales charge for the Compass Capital Portfolio. The Horace Mann Small Cap Growth Fund does not have a front-end sales charge. All returns also reflect the brokerage costs borne by the Compass Capital Portfolio for all periods presented. The use of a different methodology to calculate performance could result in different performance data.

                       Average Annual Total Returns/(1)/

     Year or Periods            Compass Capital
     Ended 12/31/96             Portfolio              Russell 2000/(2)/
     --------------             --------------         -----------------
One Year...................         31.13%                  11.26%
Three Years................         26.48%                  12.47%
From Inception (9/14/93)...         25.19%                   N/A

-----------------
/(1)/ Service providers for the Compass Capital Portfolio have voluntarily waived certain expenses of the portfolio; otherwise the portfolio's total operating expenses would have been 1.69% and the performance quoted would have been lower.

/(2)/ Total return data is presented for each period. The Russell 2000 Growth
      Index is an unmanaged securities index composed of those Russell 2000 securities with a greater-than-average growth orientation. The Russell 2000 Growth Index reflects the investment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing. The Russell 2000 Growth Index is an unmanaged securities index, and an investment cannot be made directly in the Russell 2000 Growth Index.

Other Information on the Performance of Scudder, Stevens & Clark

INTERNATIONAL EQUITY PERFORMANCE. The table below sets forth performance information relating to the International Portfolio of the Scudder Variable Life Investment Fund ("Scudder International Portfolio") that is also managed by SSC. The Scudder International Portfolio is a portfolio of an open-end management investment company registered under the 1940 Act, and which has investment objectives, policies, strategies and risks substantially similar to those of the Horace Mann International Equity Fund.

The performance data for the Scudder International Portfolio is included to provide investors with the performance record for an account substantially similar to the Horace Mann International Equity Fund. In addition, performance information from the Morgan Stanley Capital International Europe, Australia, Far East Index ("MSCI EAFE Index") has been included for comparison. The actual total operating expenses of the Scudder International Portfolio were 1.05% in 1996, and vary from year to year. The maximum total operating expenses for the Horace Mann International Equity Fund are estimated to be 1.129%. However, from time to time, Investors may voluntarily waive fees and reimburse certain expenses. For the first year of operations, the annual total operating expenses are estimated to be .711%. Had the maximum total operating expenses for the Horace Mann International Equity Fund been used to calculate performance, performance would have been lower.

The Scudder International Portfolio performance data does not represent the past, present or future performance of the Horace Mann International Equity Fund. Past performance is no guarantee of future results; investors should not consider this performance data as an indication of future performance of the Horace Mann International Equity Fund or of SSC. Share prices and investment returns will fluctuate reflecting market conditions and cash flows, as well as changes in company-specific fundamentals of portfolio securities. Consequently, investments in either the Scudder International Portfolio or the Horace Mann International Equity Fund may be worth more or less than their original cost at the time of redemption. The performance presentation is not audited.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns also reflect the brokerage costs borne by the Scudder International Portfolio for all periods presented. The use of a different methodology to calculate performance could result in different performance data.

                         Average Annual Total Returns

                                          Scudder
                 Year or Periods       International    MSCI EAFE
                 Ended 12/31/96          Portfolio     Index/(1)/
                 --------------        -------------   -----------
            One Year.................     14.78%          6.05%
            Three Years..............      8.14%          8.32%
            Five Years...............     11.05%          8.15%
            From Inception (5/1/87)..      9.93%          8.42%

---------------
/(1)/ Total return data is presented for each period. The Morgan Stanley Capital
      International (MSCI) Europe, Australia, the Far East (EAFE) Index is an unmanaged capitalization weighted measure of stock markets in Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax, and unlike Fund returns, do not reflect fees or expenses. Returns reflect the investment of income dividends and capital gain distributions, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investment cannot be made directly into the index.

SOCIALLY RESPONSIBLE GROWTH AND INCOME PERFORMANCE. The table below sets forth performance information relating to the Scudder Socially Responsive Growth & Income Equity Only Composite ("Socially Responsive Composite"). The performance data for the Scudder Socially Responsive Composite is included to provide investors with the performance record for a composite of accounts managed in a similar manner as the Horace Mann Socially Responsible Fund. In addition, performance information from the Standard & Poor's 500 Stock Index ("S&P 500") has been included for comparison. The Scudder Socially Responsive Composite currently is a composite of eight separately managed accounts that are managed by SSC. The Scudder Socially Responsive Composite is not registered under the 1940 Act, and thus, was not subject to certain investment and operational restrictions imposed by the 1940 Act. If the product had been registered under the 1940 Act, the performance noted below might have been lower. The Scudder Socially Responsive Composite is composed of accounts with investment objectives, policies, strategies and risks similar to those of the Horace Mann Socially Responsible Fund. However, the Horace Mann Socially Responsible Fund differs from the accounts in the Scudder Socially Responsive Composite in certain ways, none of which

Investors or SSC believe would cause a significant change in investment results. While the eight accounts in the composite are managed following SSC's growth and income investment style, each account has socially responsible screens that are used to exclude certain types of industries as investment options. Each account uses screens that are somewhat modified from those used by the Horace Mann Socially Responsible Fund. The performance of the Scudder Socially Responsive Composite is presented net of the estimated maximum total operating expenses for the Horace Mann Socially Responsible Fund of .975%. However, from time to time, Investors may voluntarily waive fees and reimburse certain expenses. For the first year of operations, the annual total operating expenses are estimated to be .557%.

The Scudder Socially Responsive Composite performance data does not represent the past, present or future performance of the Horace Mann Socially Responsible Fund. Past performance is no guarantee of future results; investors should not consider this performance data as an indication of future performance of the Socially Responsible Fund or of SSC. Principal value and investment returns will fluctuate reflecting market conditions and cash flows, as well as changes in company-specific fundamentals of portfolio securities. Consequently, the account value of accounts in the Scudder Socially Responsive Composite or investments in the Horace Mann Socially Responsible Fund may be worth more or less than their original cost at the time of redemption. The performance presentation is not audited.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns also reflect the brokerage costs borne by the accounts within the Scudder Socially Responsive Composite for all periods presented. The use of a different methodology to calculate performance could result in different performance data.

                         Average Annual Total Returns

                                     Scudder Socially
      Year or Periods                   Responsive
      Ended 12/31/96                     Composite                 S&P 500/(1)/
      --------------                 ----------------              ------------
One Year...................                21.90%                      22.96%
Three Years................                18.49%                      19.67%
Five Years.................                15.75%                      15.22%
From Inception (12/31/89)..                14.51%                      15.29%

-------------
/(1)/ Total return data is presented for each period. The Standard & Poor's 500
      Stock Index is an unmanaged index considered to be generally representative of the U.S. stock market. Index returns assume dividends reinvested net of withholding tax. Investment cannot be made directly into the index.

PURCHASES AND REDEMPTIONS

     Shares of each Fund are currently sold only to HMLIC separate accounts. In the event that HMLIC establishes additional separate accounts, shares of these Funds may be made available for purchase by such additional separate accounts.

     Each Fund sells and redeems its shares at net asset value per share, without a sales or redemption charge. The net asset value of each Fund's shares is determined on each day the New York Stock Exchange ("NYSE") is open for trading at the close of the NYSE (normally 3:00 p.m. Central Time). The computation is made by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Fund less its liabilities. A purchase is effected at the price based on the next calculation of net asset value per share after receipt of a request. A security listed or traded on an exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter are valued at the last current bid price. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. When market quotations are not available, securities are valued at fair value as determined in good faith by the Board of Trustees.

     Except in extraordinary circumstances and as permissible under the Investment Company Act of 1940, redemption proceeds are paid on or before the fifth business day following the date the request for redemption is received.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

     Each Fund normally follows the practice of declaring and distributing substantially all its net investment income and any net short-term and long-term capital gains at least annually. All dividends or distributions paid on Fund shares held by a separate account, net of separate account contract charges, are automatically reinvested in shares of the respective Fund at the net asset value determined on the dividend payment date.

     Under the Internal Revenue Code ("Code"), Horace Mann Insurance Company is taxed as a life insurance company and the operations of its separate accounts are taxed as part of its total operations. Under current interpretations of existing federal income tax law, investment income and capital gains of separate accounts are not subject to federal income tax to the extent applied to increase the value of variable annuity contracts. Tax consequences to variable annuity contract holders are described in a separate prospectus issued by the Horace Mann Life Insurance Company.

     Each Fund intends to qualify as a regulated investment company under subchapter M of the Code. As a result, with respect to any fiscal year in which a Fund distributes all its net investment income and net realized capital gains, that Fund will not be subject to federal income tax. Subchapter M includes requirements relating to the diversification of investments, which are in addition to the diversification requirements contained in Section 817(h) of the Code and the 1940 Act. Each applicable law's diversification requirement could require the sale of assets of a Fund, at a time when it would not otherwise be advisable to do so.

     The preceding is a brief summary of certain of the relevant federal income tax considerations. The Statement of Additional Information includes a more detailed discussion. This discussion is not intended, even as supplemented by the Statement of Additional Information, as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisers.

VOTING RIGHTS

     Each Fund is authorized by the Declaration of Trust to issue an unlimited number of shares. Shares of each Fund are of the same class with equal rights and privileges. Each share is entitled to vote on all matters submitted to a vote of shareholders. The shares of each Fund are fully paid and non-assessable and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Fund have no pre-exemptive rights. The shares of each Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so.

     Each person with voting rights will be provided with reports and proxy materials relating to the applicable Fund(s). To be entitled to vote, a shareholder (an insurance company separate account) must have been a shareholder on the record date. The number of Fund shares for which a shareholder may vote is determined by dividing the value of an interest in a Fund by the net asset value of one share of the Fund, as of the same date.

     As of March 1, 1997, Horace Mann Life Insurance Company Separate Account owned 100% of the outstanding shares of each Fund. Since these separate accounts' voting rights are passed through to contract owners and participants, HMLIC itself does not exercise voting control.

SHAREHOLDERS INQUIRIES

     For questions concerning investments in the Funds through HMLIC's annuity contracts, call HMLIC's toll free customer service number, (800) 999-1030. Written questions should be sent by mail to Horace Mann Life Insurance Company at P.O. Box 4657, Springfield, Illinois 62708-4657 or by telefacsimile (FAX) transmission to (217) 527-2307.

ADDITIONAL INFORMATION

     A copy of the Statement of Additional Information providing more detailed information about the Funds is available, without charge, upon request. The Table of Contents of this Statement follows:


                                                                  Page
                                                                  ----

Investment Restrictions.........................................     2
Management of the Funds.........................................     3
     Board of Trustees..........................................     3
     Officers...................................................     4
Investment Advisory Agreements..................................     5
Brokerage Allocation............................................     6
Other Services..................................................     7
Types of Investments and Associated Risks.......................     7
Purchase, Redemption and Pricing of Fund Shares.................    22
Tax Status......................................................    22
Control Persons and Principal Holders of Securities.............    25
General Information.............................................    25
Report of Independent Auditors..................................    26
Statements of Net Assets........................................    27
Appendix A......................................................   A-1


     To receive, without charge, a copy of the 1996 Annual Report of the Horace Mann Life Insurance Company Separate Account and/or a copy of the Statement of Additional Information for Horace Mann Life Insurance Company Separate Account, please complete the following request form and mail it to the address indicated below, or send it by telefacsimile (FAX) transmission to (217) 527-2307 or telephone (217) 789-2500 or (800) 999-1030 (toll-free).

HORACE MANN LIFE INSURANCE COMPANY
P.O. BOX 4657
SPRINGFIELD, ILLINOIS 62708-4657

________________________________________________________________________________

-----------------------------------------------------------------------------
Please provide free of charge the following information:

_____ 1996 Annual Report of the Horace Mann Life Insurance Company Separate Account.

_____ Statement of Additional Information dated March 10, 1997 for the Horace Mann Mutual Funds.

_____ Statement of Additional Information dated May 1, 1996 for the Horace Mann Life Insurance Company Separate Account.

Please mail the above documents to:


__________________________________________________________________________
(Name)

__________________________________________________________________________
Address)

__________________________________________________________________________
(City/State/Zip)
----------------------------------------------------------------------------

________________________________________________________________________________

                      STATEMENT OF ADDITIONAL INFORMATION
                           HORACE MANN MUTUAL FUNDS

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectus, dated March 10, 1997. A copy of the Prospectus may be obtained by writing to the Horace Mann Mutual Funds, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a telefacsimile (FAX) transmission to (217) 527-2307, or by telephoning (217) 789-2500 or (800) 999-
1030 (toll-free).


                               TABLE OF CONTENTS


                                                                  Page
                                                                  ----

Investment Restrictions.........................................     2
Management of the Funds.........................................     3
     Board of Trustees..........................................     3
     Officers...................................................     4
Investment Advisory Agreements..................................     5
Brokerage Allocation............................................     6
Other Services..................................................     7
Types of Investments and Associated Risks.......................     7
     International Equity Fund and Socially Responsible Fund....     7
     Small Cap Growth Fund......................................    16
Purchase, Redemption and Pricing of Fund Shares.................    22
Tax Status......................................................    22
Control Persons and Principal Holders of Securities.............    25
General Information.............................................    25
Report of Independent Auditors..................................    26
Statements of Net Assets........................................    27
Appendix A......................................................   A-1



                                   March 10, 1997

                            INVESTMENT RESTRICTIONS

     Each Fund operates under the following fundamental investment restrictions which, along with each Fund's objective, cannot be changed without the approval of a "majority of the outstanding voting securities," which is defined in the Investment Company Act of 1940 to mean the lesser of (i) 67% of the Fund's shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. A Fund may not:

          (1) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

          (2) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward currency contracts;

          (3) make loans, but this restriction shall not prevent the Fund from
     (a) buying a part of an issue of bonds, debentures, or other obligations,
     (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan);

          (4) borrow, except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures, and options on futures;

          (5) invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

          (6) issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     Each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

          (a) invest in companies for the purpose of exercising control or management;

          (b) purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate;

          (c) mortgage, pledge, or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures, and options on futures;

          (d) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

          (e) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days; and

          (f) hedge by purchasing put and call options, futures contracts, or derivative instruments on securities, in an aggregate amount equivalent to more than 10% of its total assets.

                            MANAGEMENT OF THE FUNDS

     A listing of the Trustees and Officers of the Trust, their ages, principal occupations for the past five years and their affiliation with other companies affiliated with Horace Mann Life Insurance Company is presented below. Correspondence with any Trustee or Officer may be addressed to the offices of the Funds at P.O. Box 4657, Springfield, Illinois 62708-4657.

BOARD OF TRUSTEES

*A. THOMAS ARISMAN (Age 50) (1, 2, 3), -- Trustee; Director, Horace Mann Growth Fund, Inc., Horace Mann Income Fund, Inc., Horace Mann Balanced Fund, Inc. and Horace Mann Short-Term Investment Fund, Inc.; Senior Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation; Director and President, Horace Mann Investors, Inc.; and positions with Horace Mann Educators Corporation and its subsidiaries.


*LARRY K. BECKER (Age 48) (1, 3, 4), -- Trustee and Chairman of the Board; Director, Horace Mann Growth Fund, Inc., Horace Mann Income Fund, Inc., Horace Mann Balanced Fund, Inc. and Horace Mann Short-Term Investment Fund, Inc.; Director, Executive Vice President, and Chief Financial Officer, Horace Mann Life Insurance Company and Horace Mann Service Corporation; Director, Horace Mann Investors, Inc.; and positions with Horace Mann Educators Corporation and its subsidiaries.

A.L. GALLOP (Age 71) (2), -- Trustee; Director, Horace Mann Growth Fund, Inc., Horace Mann Income Fund, Inc., Horace Mann Balanced Fund, Inc. and Horace Mann Short-Term Investment Fund, Inc.; Executive Director (Retired), Minnesota Education Association; formerly Director, Horace Mann Educators Corporation (1968-1983).


RICHARD D. LANG (Age 65), Trustee; Executive Director, Vermont National Education Association.


*EDWARD L. NAJIM (Age 53), Trustee; Director and Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation; and positions with Horace Mann Educators Corporation and its subsidiaries.

HARRIET A. RUSSELL (Age 55) (4), -- Trustee; Director, Horace Mann Growth Fund, Inc., Horace Mann Income Fund, Inc., Horace Mann Balanced Fund, Inc. and Horace Mann Short-Term Investment Fund, Inc.; member, Cincinnati Board of Education; Director and Vice President, Greater Cincinnati School Employer Credit Union; teacher (Retired), Walnut Hills High School; former Director, Horace Mann Growth Fund, 1974 to 1983

*GEORGE J. ZOCK (Age 46) (1, 2, 3), -- Trustee and President; Director and President, Horace Mann Growth Fund, Inc., Horace Mann Income Fund, Inc., Horace Mann Balanced Fund, Inc. and Horace Mann Short-Term Investment Fund, Inc.; Director, Senior Vice President and Treasurer, Horace Mann Life Insurance Company and Horace Mann Service Corporation; Director, Horace Mann Investors, Inc.; and positions with Horace Mann Educators Corporation and its subsidiaries.


_____
* Trustee is considered an "interested person" as that term is defined in the Investment Company Act of 1940.

(1) Member of Executive Committee - Unless otherwise provided by resolution of the Board, this committee may exercise all of the powers of the Board when the Board is not in session, except as otherwise stated in the Trust's By-Laws.

(2) Member of Audit/Insurance Committee - This committee serves as the Board's liaison with the Trust's independent auditors, reviews the financial operation of the Trust, and makes periodic reports of these reviews to the Board, along with appropriate recommendations regarding the proper and efficient financial operation of the Trust. Additional responsibilities include the review and assurance of the adequacy of insurance coverage for the Trust.

(3) Member of Securities Committee - This committee coordinates and communicates with the Trust's investment adviser and subadvisers on behalf of the Board, reviews and oversees investment management activities, makes recommendations to the Board on changes in the investment guidelines, recommends changes or adjustments to the investment advisory agreement, creates and revises standards of investment performance, and advises the Board on investment issues.

(4) Member of Nominating Committee - This committee is responsible for the selection of appropriate, qualified persons as nominees to be presented to Trust shareholders for their consideration. The committee has no formal policy with respect to prospective director nominees recommended by shareholders, but shareholders are free to make recommendations.

OFFICERS


ANN M. CAPARROS (Age 44), -- Secretary and Ethics Compliance Officer; Secretary and Ethics Compliance Officer, Horace Mann Growth Fund, Inc., Horace Mann Income Fund, Inc., Horace Mann Balanced Fund, Inc. and Horace Mann Short-Term Investment Fund, Inc.; Director, Vice President and Corporate Secretary, Horace Mann Life Insurance Company and Horace Mann Service Corporation; Secretary, Horace Mann Investors, Inc.; and positions with Horace Mann Educators Corporation and its subsidiaries; prior to 1994, was associated with John Deere Insurance Group and Affiliates serving as Vice President and General
Counsel.

ROGER W. FISHER (Age 44), -- Controller; Controller, Horace Mann Growth Fund, Inc., Horace Mann Income Fund, Inc., Horace Mann Balanced Fund, Inc. and Horace Mann Short-Term Investment Fund, Inc.; Vice President and Controller, Horace Mann Life Insurance Company and Horace Mann Service Company; Controller, Horace Mann Investors, Inc.; and positions with Horace Mann Educators Corporation and its subsidiaries.


WILLIAM J. KELLY (Age 50), -- Treasurer and Regulatory Compliance Officer; Treasurer and Regulatory Compliance Officer, Horace Mann Growth Fund, Inc., Horace Mann Income Fund, Inc., Horace Mann Balanced Fund, Inc., Horace Mann Short-Term Investment Fund, Inc. and Horace Mann Investors, Inc.; Vice President, Horace Mann Life Insurance Company; and Vice President-Transfer Agent, Horace Mann Service Corporation.

The Officers of the Trust receive remuneration from Horace Mann Service Corporation. The Trust does not pay any remuneration to officers. The Trust pays each independent Trustee a $1,000 annual retainer, $1,000 for each meeting of the Trust, $200 for each committee meeting, $500 for each telephonic meeting and reimbursement for travel expenses.

The following table sets forth the estimated compensation to be earned from the Trust for the fiscal year ended December 31, 1997 by trustees who are not affiliated with Horace Mann Investors, Inc., the adviser.

                                          Pension
                                        Retirement
                      Aggregate       Benefits Accrued     Estimated Annual     Total
                    Compensation      as Part of Fund         Benefits Upon   Compensation
      Trustee      from the Trust        Expenses              Retirement    For The Complex
     --------      --------------        --------              ----------    ---------------
A.L. Gallop           $5,200              N/A                     N/A             $5,200

Richard D. Lang       $4,200              N/A                     N/A             $4,200

Harriet A. Russell    $5,200              N/A                     N/A             $5,200

                        INVESTMENT ADVISORY AGREEMENTS

INVESTMENT ADVISER. As stated in the Prospectus, Horace Mann Investors, Inc. ("Adviser") is the Trust's investment adviser and manager. Pursuant to an investment advisory and management agreement, the Adviser acts as the Trust's adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its principals or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. In addition to the management advisory fee, each portfolio pays the expenses of its operations, including a portion of the Trust's general administrative expenses, allocated on the basis of the Fund's net asset value. Expenses that will be borne directly by the Funds include, but are not limited to, the following: the fees and expenses of independent auditors, counsel, custodian and transfer agent, costs of reports and notices to shareholders, stationery, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Trust and its shares for distribution under Federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.


     The advisory agreement continues in effect for each Fund from year to year for so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders of the Fund or the Board of Trustees. The agreement may be terminated at any time upon 60 days' notice by either party; the Trust may so terminate the agreement either by vote of the Board of Trustees or by majority vote of the outstanding shares of the affected Fund. The agreement may also be terminated at any time either by vote of the Board of Trustees or by majority vote of the outstanding voting shares of the subject Fund if the Adviser were determined to have breached the agreement. The agreement would terminate automatically upon assignment.

     The advisory agreement provides that neither the Adviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to the Trust or any shareholder of the Trust for any error of judgment, mistake of law, or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the agreement except for liability resulting from willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

     For the services and facilities furnished to each portfolio, the Trust pays the Adviser an advisory fee, which is computed daily and paid monthly. The Small Cap Growth Fund pays an advisory fee at a rate of 1.4% of the Fund's average daily net assets. The International Growth Fund pays an advisory fee at a rate of 1.1% of the Fund's average daily net assets. The Socially Responsible Fund pays an advisory fee at a rate of .95% of the Fund's average daily net assets.


SUBADVISERS. Each of the Investment Sub-Advisory Agreements continues for the same term as the advisory agreement and is subject to the same requirements for renewal. Each of the Investment Sub-Advisory Agreements provides that neither the subadviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to the Trust or any shareholder of the Trust for any error of judgment, mistake of law, or any loss arising out of any investment, or for any other act or omission in the performance by the subadviser of its duties under the Agreement except for liability resulting from willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.


     For the services provided the Adviser pays each subadviser a monthly fee at an annual rate based on average daily net assets of each Fund in accordance with the following schedule:

     Small Cap Growth Fund

          1.00% on the first $25 million
          .75% on assets over $25 million

     International Equity Fund

          (during the first six months of operations)
          .35% of the first $40 million
          .25% on assets over $40 million

          (after the first six months of operations)
          .70% of the first $40 million
          .50% on assets over $40 million

     Socially Responsible Fund

          .55% of the first $20 million
          .45% of the next $20 million
          .30% on assets over $40 million

                              BROKERAGE ALLOCATION
     The Investment Advisory Agreement and the Investment Sub-Advisory Agreements authorize Investors and the subadvisers, respectively (collectively the "Advisers") (subject to the discretion and control of the Trust's Board of Trustees), to select the brokers or dealers that will execute the purchases and sales of portfolio securities and direct the Advisers to use their best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Trustees of the Trust, the Advisers may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if an Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided, viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and other clients.

     In placing portfolio transactions, each of the Advisers will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and other services in addition to execution services. Such services may include factual and statistical information or other items of supplementary research assistance. Each of the Advisers considers such information useful in the performance of its obligations under the advisory agreements, but is unable to determine the amount by which such services may reduce the expenses. In addition, within the parameters of achieving best price and execution, brokerage services may be used to generate commission credits which are used to pay for pricing agent and custodial services. See, "Other Services -- Fund Pricing Agreements and Custodial Agreement."

     Some securities considered for investment by a Fund may also be appropriate for other funds and/or clients served by an Adviser. To assure fair treatment of each Fund and all clients of the Adviser in situations in which two or more clients' accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among the Funds and clients in a manner deemed equitable by the Adviser.

                                 OTHER SERVICES


FUND PRICING AGREEMENTS -- The Trust has entered into an agreement with State Street Bank and Trust Company ("State Street"), a national banking association located at 225 Franklin Street, Boston, Massachusetts 02110, to calculate the daily net asset value per share for each Fund and to maintain certain required accounting records.

CUSTODIAL AGREEMENT -- State Street serves as custodian of the assets of each Fund, including foreign securities through a sub-custodian relationship. Under the Custodial Agreement, State Street maintains each Fund's portfolio securities, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on portfolio securities, and performs such other ministerial duties outlined in the Custodial Agreement.

TRANSFER AND DIVIDEND PAYING AGENT -- Horace Mann Service Corporation ("HMSC"), One Horace Mann Plaza, Springfield, Illinois 62715-0001, acts as the transfer agent and dividend disbursing agent for each Fund and is paid a fee based on the number of accounts outstanding. HMSC is a wholly-owned subsidiary of Horace Mann Educators Corporation ("HMEC"). "Horace Mann" is a registered service mark of HMEC. The Trust has been given limited permission to use that service mark in its names, subject to HMEC's right to revoke that permission.

INDEPENDENT AUDITORS -- KPMG Peat Marwick LLP, 303 East Wacker Drive, Chicago, Illinois 60601, serves as the Trust's independent auditor. KPMG Peat Marwick LLP performs an annual audit of the financial statements of each Fund and provides accounting advice and services related to Securities and Exchange Commission filings throughout the year.

                   TYPES OF INVESTMENTS AND ASSOCIATED RISKS

INTERNATIONAL EQUITY FUND AND SOCIALLY RESPONSIBLE FUND


FOREIGN SECURITIES. Each Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a diversified group of securities of companies, wherever organized, which do business primarily outside the U.S., and foreign governments. The Adviser believes that diversification of assets on an international basis decreases the degree to which events in any one country, including the U.S., will affect an investor's entire investment holdings. In certain periods since World War II, many leading foreign economies and foreign stock market indices have grown more rapidly than the U.S. economy and leading U.S. stock market indices, although there can be no assurance that this will be true in the future. Because of each Fund's investment policy, each Fund is not intended to provide a complete investment program for an investor.


     Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on U.S. markets, although each Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for a Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of each Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

FOREIGN CURRENCIES. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate or exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

STRATEGIC TRANSACTIONS AND DERIVATIVES. Each Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transactions is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.


   Strategic Transactions, including derivative contracts, have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it tends to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.


     GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts".


   A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example but is also applicable to other financial intermediaries.

   With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.


   A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

   The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


   OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-l from S&P or P-l from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by a Fund and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.


   If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.


   Each Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though each Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.


   Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than options on futures. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.


   GENERAL CHARACTERISTICS OF FUTURES. Each Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by each Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.


     Each Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

     A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.


     OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


     CURRENCY TRANSACTIONS. Each Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Each Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-l or P-l by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Adviser.


     Each Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.


     A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.


     Each Fund may also cross hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.


   To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar.
Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), a Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

     RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.


     COMBINED TRANSACTIONS. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


     SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Socially Responsible Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specific index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


   A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act"), and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


   EURODOLLAR INSTRUMENTS. Each Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.


     RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.


     USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate liquid, high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid, high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid, high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid, high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price.


     Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.


     OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sellback formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.


     With respect to swaps, each Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.



     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligations in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.


   Each Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. (See "TAX STATUS").


REPURCHASE AGREEMENTS - Repurchase agreements are agreements under which the purchaser (i.e., a Fund) acquires ownership of an obligation (debt instrument or
           ----
time deposit) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. If the seller of a repurchase agreement fails to repurchase this obligation in accordance with the terms of the agreement, the investing Fund will incur a loss to the extent that the proceeds on the sale are less than the repurchase price. Repurchase agreements usually involve United States Government or federal agency securities and, as utilized by the Funds, include only those securities in which the Funds may otherwise invest. Repurchase agreements are for short periods, most often less than 30 days and usually less than one week. The Funds intend to enter into repurchase agreements only with domestic commercial and savings banks and savings and loan associations with total assets of at least one billion dollars, or with primary dealers in United States Government securities. In addition, the Funds will not enter into repurchase agreements unless (a) the agreement specifies that the securities purchased, and interest accrued thereon, will have an aggregate value in excess of the price paid; and (b) the Funds take delivery of the underlying instruments pending repurchase. In entering into a repurchase agreement, a Fund is exposed to the risk that the other party to the agreement may be unable to keep its commitment to repurchase. In that event, the Fund may incur disposition costs in connection with liquidating the collateral (i.e., the
                                                                       ----
underlying security). Moreover, if bankruptcy proceedings are commenced with respect to the selling party, receipt of the value of the collateral may be delayed or substantially limited. The Funds believe that these risks are not material inasmuch as the Funds will evaluate the creditworthiness of all entities with which they propose to enter into repurchase agreements, and will seek to assure that each such arrangement is adequately collateralized.


REVERSE REPURCHASE AGREEMENTS - Reverse repurchase agreements involve the sale of money market securities held by a Fund, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. If it employs reverse repurchase agreements, a Fund will use the proceeds to purchase other money market securities and instruments eligible for purchase by that Fund either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At the time it enters into a reverse repurchase agreement, a Fund will place in a segregated custodial account securities having a value equal to the repurchase price. A Fund will generally utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transactions is greater than the interest expense incurred as a result of the reverse repurchase transactions. Reverse repurchase agreements involve the risk that the market value of securities purchased by a Fund with the proceeds of the transaction may decline below the repurchase price of the securities by the Fund which it is obligated to repurchase. As a matter of operating policy, the aggregate amount of illiquid repurchase and reverse repurchase agreements will not exceed 10% of any of the Fund's total net assets at the time of initiation.


     WARRRANTS - Warrants are instruments that provide the owner with the right to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Moreover, they are usually issued by the issuer of the security to which they relate. While warrants may be traded, there is often no secondary market for them. The Funds will invest in publicly traded warrants only. Warrants do not have any inherent value. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security the warrants will have little or no market value. If warrants remain unexercised at the end of the specified exercise period, they lapse and the investing Fund's investment in them will be lost. In view of the highly speculative nature of warrants, as a matter of operating policy, no Fund will invest more than 5% of its total net assets in warrants.


     CONVERTIBLE PREFERRED STOCKS AND DEBT SECURITIES - Certain preferred stocks and debt securities include conversion features allowing the holder to convert securities into another specified security (usually common stock) of the same issuer at a specified conversion ratio (e.g., two shares of preferred for one share of common stock) at some specified future date or period. The market value of convertible securities generally includes a premium that reflects the conversion right. That premium may be negligible or substantial. To the extent that any preferred stock or debt security remains unconverted after the expiration of the conversion period, the market value will fail to the extent represented by that premium.


     PREFERRED EQUITY REDEMPTION CUMULATIVE STOCK - Preferred Equity Redemption Cumulative Stock (PERCS) are a form of convertible preferred stock which automatically convert into shares of common stock on a predetermined conversion date. PERCS pay a fixed annual dividend rate which is higher than the annual dividend rate of the issuing company's common stock. However, the terms of PERCS limit an investor's ability to participate in the appreciation of the common stock (usually capped at approximately 40%). Predetermined redemption dates and prices set by the company upon the issuance of the securities provide the mechanism for limiting the price appreciation of PERCS.


SMALL CAP GROWTH FUND


     REVERSE REPURCHASE AGREEMENTS. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund's agreement to repurchase the securities at an agreed upon price, date and interest rate. Such agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.


     VARIABLE AND FLOATING RATE INSTRUMENTS. With respect to purchasable variable and floating rate instruments, the Adviser or subadviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted Fund maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.


     MONEY MARKET OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Fund may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of the Fund's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.


     MORTGAGE-RELATED SECURITIES. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrower funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitled the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     ASSET-BACKED SECURITIES. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.


     U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. Government obligations which the Fund may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International

Bank of Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.


     SUPRANATIONAL ORGANIZATION OBLIGATIONS. The Fund may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

     LEASE OBLIGATIONS. The Fund may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations").

     The subadviser will monitor the credit standing of each municipal borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the subadviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the lease property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (v) legal recourse in the event of failure to appropriate;
(vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.

     Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Fund would not have the right to take possession of the assets. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income.

     COMMERCIAL PAPER. The Fund may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by the Fund's adviser or subadviser, "high quality" issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively. These ratings symbols are described in Appendix A.

     Commercial paper purchasable by the Fund includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Fund involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Fund's Adviser or subadviser. A Fund's Adviser or subadviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Fund's Adviser or subadviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium) provided in the repurchase agreement. The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Fund's Adviser or subadviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

     INVESTMENT GRADE DEBT OBLIGATIONS. The Fund may invest in "investment grade securities," which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by Moody's or "BBB" by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.

     See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.


     WHEN-ISSUED PURCHASE AND FORWARD COMMITMENTS. The Fund may enter into "when-issued" and "forward" commitments, including "TBA" (to be announced) purchase commitments, to purchase or sell securities at a fixed price at a future date. When the Fund agrees to purchase securities on this basis, the custodian will set aside liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside Fund securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it sets aside Fund securities to cover such purchase commitments than when it sets aside cash. Because the Fund's liquidity and ability to manage its Fund might be affected when it sets aside cash or Fund securities to cover such purchase commitments, the Fund expects that its forward commitments and commitments to purchase when-issued or TBA securities will not exceed 25% of the value of its total assets absent unusual market conditions.

     If deemed advisable as a matter of investment strategy, the Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

     When the Fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

     RIGHTS OFFERINGS AND WARRANTS TO PURCHASE. The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.


     FOREIGN CURRENCY TRANSACTIONS. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of Fund securities but rather allow the Fund to establish a rate of exchange for a future point in time. The Fund may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the "ECU" used in the European Community) relative to the U.S. dollar in connection with specific Fund transactions or with respect to Fund positions. The Fund may enter into forward foreign currency exchange contracts when deemed advisable by its Adviser or subadviser under two circumstances. First, when entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.


     Second, when the Fund's adviser or subadviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.


     The Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of Fund securities. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. The Fund may also cross hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have Fund exposure. For example, the Fund may hold both French government bonds and German government bonds, and the Adviser or subadviser may believe that French francs will deteriorate against German marks. The Fund would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Fund to declines in the value of the German mark relative to the U.S. dollar.


     In general, currency transactions are subject to risks different from those of other Fund transactions, and can result in greater losses to the Fund than would otherwise be incurred, even when the currency transactions are used for hedging purposes.

     A separate account of the Fund consisting of liquid assets equal to the amount of the Fund's assets that could be required to consummate forward contracts entered into under the second circumstances, as set forth above, will be established with the Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.


     OPTIONS. Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. The Fund will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.


     When a Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of sale, the mean between the last bid and asked price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.


     There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.



     FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable).

     STAND-BY COMMITMENTS. Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price. Stand-by commitments for Municipal Obligations may be exercisable by the Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved. It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by the Fund will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

     Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in a subadviser's opinion, present minimal credit risks. The Fund will acquire stand-by commitments solely to facilitate Fund liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected as a realized gain or loss when the commitment is exercised or expires.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

     Each Fund sells and redeems its shares at net asset value per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily net asset value of the Fund's shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Fund less its liabilities. The price at which a purchase is effected is based on the next calculated net asset value after the order is received at the home office, One Horace Mann Plaza, Springfield, Illinois 62715-0001. A security listed or traded on an exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter are valued at the last current bid price. Trading in securities on exchanges and over-the-counter markets in Europe and the Far East is normally completed at various times prior to 3:00 p.m. Chicago time, the current closing time of the New York Stock Exchange. Trading on foreign exchanges may not take place on every day the New York Stock Exchange is open. Conversely, trading in various foreign markets may take place on days when the New York Stock Exchange is not open and on other days when the International Equity Fund's net asset value is not calculated. Consequently, calculation of the net asset value for the International Equity Fund may not occur at the same time as determination of the most current market prices of the securities included in the calculation; and the value of the net assets held by the International Equity Fund may be significantly affected on days when shares are not available for purchase or redemption.

     Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. Under the amortized cost method of valuation, the security is initially valued at cost. Then, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as determined in good faith by the Board of Trustees.

                                   TAX STATUS


     It is intended that each of the Funds will qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"). In order to qualify as a regulated investment company under the Code, each of the Funds must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in these stocks, securities or foreign currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stocks, securities or certain options, futures, or forward contracts held less than three months, (c) distribute at least 90% of its net investment income which includes short-term capital gains and (d) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, Government securities, the securities of other regulated investment companies, and other securities limited in respect of any one issuer to 5% of the Fund's total assets and to not more than 10% of the voting securities of that issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than Government securities or the securities of other regulated investment companies).

     The Funds are investment vehicles for the variable contracts of Horace Mann Life Insurance Company. The separate accounts which maintain the variable contracts must satisfy quarterly diversification requirements under Section 817(h) of the Code. These diversification requirements, which apply in addition to the diversification requirements imposed on the Funds by the Investment Company Act of 1940, place limitations on the investments of each Fund that can be made in the securities of certain issuers. If Fund investments are not adequately diversified under Section 817(h), the earnings of all variable contracts invested, in whole or in part, in the Fund will be currently taxable to the variable contract owners.

     As a regulated investment company, a Fund is not subject to federal income tax on its net investment income (including short-term capital gains) if it distributes all net investment income to its shareholders. A Fund will not be subject to federal income tax on any net capital gains (the excess of net long-term capital gains or net short-term capital losses) that are distributed as capital gain dividends. If, however, shares of a Fund are sold at a loss after being held six months or less, such loss will be considered a long-term capital loss to the extent of any capital gains distributions on such shares.

     A Fund's options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of a Fund's securities.

     The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options and futures held by the Fund at the end of the fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. However, although certain forward contracts and futures contracts on foreign currency are marked-to-market, the gain or loss is generally ordinary under Section 988 of the Code. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that a Fund had unrealized gains in offsetting positions at year end.

     Foreign exchange gains and losses realized by the International Equity Fund in connection with certain transactions that involve foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing, and character of distributions to shareholders. For example, if the Fund sold a foreign stock or bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in higher net ordinary income, the dividends paid by the Fund will be increased; if the result of such transactions is lower net ordinary income, a portion of dividends paid could be classified as a return of capital.

     The International Equity Fund may qualify for and make an election permitted under the "pass through" provisions of Section 853 of the Code, which allows a regulated investment company to have its foreign tax credit taken by its shareholders instead of on its own tax return. To be eligible for this credit, more than 50% of the value of the

Fund's total assets at the close of its taxable year must consist of stock or other securities in foreign corporations, and the Fund must have distributed at least 90% of its taxable income.

    If the International Equity Fund makes this election, it may not take any foreign tax credit, and may not take a deduction for foreign taxes paid. However, the Fund is allowed to include the amount of foreign taxes paid in a taxable year in its dividends paid deduction. Each shareholder would then include in its gross income, and treat as paid by it, his proportionate share of the foreign taxes paid by the Fund.

     Investment income derived from foreign securities may be subject to foreign income taxes withheld at the source. Because the amount of a Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

     If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through the portfolio, the Board of Trustees of the Fund will promptly review the policies of the International Equity Fund to determine whether significant changes in its investments are appropriate.

     Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the International Equity Fund is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above and in the prospectus. Such investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

     The above discussion is only an abbreviated summary of the applicable provisions of the Code and is not intended as tax advice.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     The following table sets forth, as of February 14, 1997, the holdings of the shares of each of the Funds known by the respective Fund to own, control or hold with power to vote 5% or more of its outstanding securities. Since the listed insurance company registered separate accounts' voting rights are passed through to contract owners, the insurance companies themselves do not exercise voting control over the shares held in those accounts.

Small Cap Growth Fund:                Type of Ownership          Shares Owned         % of Shares Outstanding
----------------------                -----------------          ------------         ------------------------
Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois  62715
    Horace Mann Life Insurance
    Company Separate Account........        Record                   4,000                       100%

International Equity Fund:
--------------------------
Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715
    Horace Mann Life Insurance
    Company Separate Account........        Record                   4,000                       100%

Socially Responsible Fund:
--------------------------
Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois  62715
    Horace Mann Life Insurance
    Company Separate Account........        Record                   4,000                       100%

Horace Mann Life Insurance Company is organized under the laws of the State of Illinois and is a wholly-owned subsidiary of Allegiance Life Insurance Company, and Illinois-domiciled life insurance company. One hundred percent of the stock of Allegiance Life Insurance Company is held by Horace Mann Educators Corporation, an insurance holding company in Delaware.

                              GENERAL INFORMATION

     As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Trust's outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to Section 16(c) of the Investment Company Act of 1940. All shares of all series of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series, except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

                        REPORT OF INDEPENDENT AUDITORS
                        ------------------------------

The Board of Trustees and Shareholders of
 Horace Mann Mutual Funds:

We have audited the accompanying statements of net assets for the Small Cap Growth Fund, International Equity Fund and the Socially Responsible Fund (the portfolios comprising the Horace Mann Mutual Funds) (the "Fund") as of December 27, 1996. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the cash balance as of December 27, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of the Portfolios as of December 27, 1996 in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP
Chicago, Illinois
December 30, 1996

                           HORACE MANN MUTUAL FUNDS
                           STATEMENTS OF NET ASSETS
                               December 27, 1996



                                                     Small Cap  International   Socially
                                                      Growth       Equity      Responsible
                                                       Fund         Fund          Fund
                                                   ---------------------------------------
Assets-
   Cash.......................................       $40,000      $40,000        $40,000
      Total Assets............................        40,000       40,000         40,000
Net Assets....................................       $40,000      $40,000        $40,000
                                                     =======      =======        =======
Net Assets Consist of:
   Paid in Surplus............................       $40,000      $40,000        $40,000
                                                     =======      =======        =======
Maximum Offering Price per Share:
   Net Assets Value and Redemption Price
    per Share (based upon net assets of
    $40,000 and 4,000 shares of beneficial
    interest issued and outstanding for each
    Fund).                                           $ 10.00      $ 10.00        $ 10.00
                                                     =======      =======        =======

Note 1: The Horace Mann Mutual Funds was organized as a Delaware Business Trust on November 7, 1996. The Trust is comprised of the following portfolios: Small Cap Growth Fund, International Equity Fund and the Socially Responsible Fund (the "Portfolios"). None of the portfolios have had operations since that date other than relating to the issuance of 4,000 no par value shares of beneficial interest for $40,000 to Horace Mann Life Insurance Company, an affiliated company. An unlimited number of shares are authorized.

                                   APPENDIX A

                DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

COMMERCIAL PAPER RATINGS - Moody's Investors Service, Inc., employs the designations "Prime-1", "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated PRIME-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated PRIME-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Corporation's ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. A - Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2 and 3 to indicate the relative degree of safety. A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation. A-2 - Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

CORPORATE DEBT SECURITIES - Moody's Investors Service, Inc., rates the long-term debt securities issued by various entities from "Aaa " to "D." AAA - Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, these changes are most unlikely to impair the fundamentally strong position of such issues. AA - High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat greater. A - Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. BAA - Medium grade obligations. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Standard & Poor's Corporation also rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. AAA - Highest grade. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates and provide the maximum safety on all counts. AA - High grade. Generally, these bonds differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market. A - Have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. BBB - Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories.

                                      A-2